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Exhibit 23.1

INDEPENDENT AUDITORS' CONSENT

        We consent to the use in this Registration Statement of MFIC Corporation on Form SB-2 of our report dated March 11, 2004, except for Note 15, as to which the date is March 31, 2004, appearing in such Registration Statement and to the reference to us under the heading "Experts" in such Prospectus.

/s/ Brown & Brown, LLP
Boston, Massachusetts
April 29, 2004

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  Exhibit 23.1
INDEPENDENT AUDITORS' CONSENT